VIA EDGAR

September 8, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

   	 Re: 	Kemper Investors Life Insurance Company ("KILICO") and
		        KILICO Variable Annuity Separate Account
		         ("Variable Annuity Separate Account")
        		(File No. 811-3199)

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Annuity Separate Account referenced above. The semi-annual report consists of cover letters from KILICO for each of the variable annuity products offered through the Variable Annuity Separate Account plus the most recent individual semi-annual reports of the mutual fund subaccount options available through the Variable Annuity Separate Account. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the individual semi-annual reports of the underlying funds set forth below.

	    The Variable Annuity Separate Account includes the following underlying fund options as follows:

    	     Investors Fund Series (File No. 811-5002)
        		Fidelity Variable Insurance Products Fund (File No. 811-03329)
          Fidelity Variable Insurance Products Fund II (File No. 811-05511)
        		Janus Aspen Series (File No. 811-7736)
        		Lexington Emerging Markets Fund (File No. 811-8250)
        		Lexington Natural Resources Trust (File No. 811-05710)

	    Please call the undersigned at 847-969-3507 if you have any questions or comments.

Yours truly,

/s/ Frank J. Julian

Frank J. Julian
Associate General Counsel

FJJ/sw

August 31, 1998


Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1998 Semi-Annual Reports for the funds underlying your investment choices in the Kemper Advantage III variable annuity.

The Kemper Advantage III is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is part of the Zurich Group, one of the world's largest and most respected financial services organizations. If you have any questions on this product or others in the Zurich family, please contact your financial representative or our Client Services Team at 1-888-477-9700. Or, check out our website at www.zurichkemper.com.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc. Kemper Advantage III is underwritten by Kemper Investors Life Insurance Company.

August 31, 1998


Dear Kemper Investors Life Policyowner:

Zurich Kemper Life is pleased to send you the 1998 Semi-Annual Report for the funds underlying your investment choices in the Kemper Passport variable and market value-adjusted annuity.

The Kemper Passport is one of our many products designed to meet your long-erm insurance and financial needs. Please review this report for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is part of the Zurich Group, one of the world's largest and most respected financial services organizations. If you have any questions on this product or others in the Zurich family, please contact your financial representative or our Client Services Team at 1-800-621-5001. Or, check out our website at www.zurichkemper.com.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ John B. Scott

John B. Scott
President
Chief Executive Officer

Securities distributed through Investors Brokerage Services, Inc. Kemper Passport is underwritten by Kemper Investors Life Insurance Company.